25. Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events
Subsequent Events

25.        Subsequent events

The Company announced early February 2020 that Dr. Florian Fischer, Chief Financial Officer (CFO) of Affimed, passed away. Affimed has commenced a process for a new permanent CFO. As part of the transition, Harry Welten will assume the operating responsibilities as CFO advisor to Affimed during the search and will continue to operate in that capacity until a permanent successor has been appointed.

In addition, the Company announced the appointment of Dr. Andreas Harstrick as Chief Medical Officer, starting in March 2020 and the appointment of Dr. Arndt Schottelius as Chief Scientific Officer, effective April 2020.

As circumstances around the COVID-19 pandemic continue to rapidly evolve, the Group is continuously assessing possible effects on its clinical trials and adapting the risk mitigation measures implemented. Affimed is closely monitoring and adhering to relevant federal and local guidelines on COVID-19 to ensure the safety and health of its global workforce and help limit the spread of COVID-19, while maintaining business continuity. The Group has taken mitigation steps to ensure that drug supply and other trial-related materials are ready and available for the patients enrolled in its clinical trials. Due to the ongoing assessment of the potential impact of the COVID-19 pandemic on patient enrollment and site activation in its clinical studies, Affimed will update trial timelines after it has more visibility on the length and extent of the COVID-19 crisis.